UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 29, 2020

(Date of earliest event reported)

Corning Natural Gas Holding Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	46-3235589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 2, 2020, Corning Natural Gas Holding Company (the “Company”) signed a limited liability company membership interest purchase agreement (the “Agreement”) with Mirabito Regulated Industries, LLC (“MRI”) to purchase 50% of Leatherstocking Gas Company, LLC and Leatherstocking Pipeline Company, LLC (together, “Leatherstocking”) from MRI for $1.95 million in cash and 50,000 shares of the Company’s 6% Series A Cumulative Preferred Stock (the “Series A Preferred Stock”) having a face value of $1.25 million. The Company completed this purchase on July 1, 2020 and now owns 100% of Leatherstocking’s Pennsylvania assets. Leatherstocking was previously a 50/50 joint venture between the Company and MRI. A new joint venture between the Company and MRI now owns Leatherstocking’s New York assets. For additional information, please refer to the Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated March 2, 2020.

Item 3.02	Unregistered Sales of Equity Securities.

On March 2, 2020, the Company issued a total of 50,000 shares of the Company’s Series A Preferred Stock to the five owners of MRI (Joseph P. Mirabito, Richard Mirabito, William Mirabito, John J. Mirabito and Ross Mirabito) in connection with the Company’s acquisition of Leatherstocking. The issuance of the Series A Preferred Stock was a private placement to accredited investors exempt from registration under Section 4(a)(2) of the Securities Act of 1933. The disclosure included under Item 2.01 above is incorporated by reference to this Item 3.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 29, 2020, the Company amended its certificate of incorporation to increase the authorized shares of its shares of Series A Preferred Stock from 255,500 shares to 261,500 shares. The Company issued the additional shares of Series A Preferred Stock for a portion of the proposed purchase price for the acquisition of the Leatherstocking from MRI. The disclosure included under Item 2.01 above is incorporated by reference to this Item 5.03.

This description of the amendment to the Company’s certificate of incorporation authorizing the additional shares of Series A Preferred Stock is incomplete and is qualified in its entirety by the certificate of amendment of the certificate of incorporation attached to this Form 8-K as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit 3.1 Certificate of Amendment of the Certificate of Incorporation of Corning Natural Gas Holding Corporation authorizing 261,500 Shares of 6% Series A Cumulative Preferred Stock Filed with the Department of State of the State of New York on June 29, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Holding Corporation

By: /s/ Firouzeh Sarhangi

Chief Financial Officer

Dated: July 1, 2020

INDEX TO EXHIBITS

Form 8-K of Corning Natural Gas Holding Corporation

Exhibit 3.1 Certificate of Amendment of the Certificate of Incorporation of Corning Natural Gas Holding Corporation authorizing 261,500 Shares of 6% Series A Cumulative Preferred Stock Filed with the Department of State of the State of New York on June 29, 2020